Exhibit 99.3

FORM 51-102F3

MATERIAL CHANGE REPORT

Item 1:	Name and Address of Company

Zymeworks Inc. (“Company”)

114 East 4th Avenue - Suite 800

Vancouver, BC, Canada

V5T 1G4

Item 2:	Date of Material Change

October 13, 2022

Item 3:	News Release

A news release announcing the material change was disseminated through the facilities of Business Wire on October 13, 2022, and a copy was filed on the Company’s profile at www.sedar.com.

Item 4:	Summary of Material Change

On October 13, 2022, the Company announced the completion of its previously announced intention to complete a series of transactions (the “Redomicile Transactions”) resulting in the following: (i) Zymeworks Delaware Inc. (renamed as Zymeworks Inc.) (“New Zymeworks”) becoming the ultimate parent company incorporated in Delaware; (ii) New Zymeworks becoming the direct or indirect owner of all of the assets and liabilities of the Company, the former parent company, and (iii) the issuance to Company shareholders of either shares of common stock of New Zymeworks (the “Delaware Common Stock”) or exchangeable shares in the capital of Zymeworks ExchangeCo Ltd. in exchange for their Company common shares.

Item 5:	Full Description of Material Change

5.1 Full Description of Material Change

On October 13, 2022, the Company announced the completion of its previously announced intention to complete the Redomicile Transactions, resulting in the following: (i) New Zymeworks becoming the ultimate parent company incorporated in Delaware; (ii) New Zymeworks becoming the direct or indirect owner of all of the assets and liabilities of the Company, the former parent company, and (iii) the issuance to Company shareholders of either shares of Delaware Common Stock or exchangeable shares in the capital of Zymeworks ExchangeCo Ltd. in exchange for their Company common shares.

The Redomicile Transactions were approved by the securityholders of the Company at a special meeting held on October 7, 2022.

The Delaware Common Stock is listed for trading on the New York Stock Exchange (the “NYSE”) under the symbol “ZYME” and is anticipated to begin trading on the NYSE at the start of trading on October 13, 2022.

Full details of the Redomicile Transaction and certain other related matters are set out in the proxy statement/prospectus of the Company dated September 2, 2022 (the “Proxy Statement/Prospectus”). A copy of the Proxy Statement/Prospectus can be found under the Company’s profile on SEDAR at www.sedar.com.

5.2 Disclosure for Restructuring Transaction

Not applicable.

Item 6:	Reliance on subsection 7.1(2) of National Instrument 51-102

Not applicable.

Item 7:	Omitted Information

Not applicable.

Item 8:	Executive Officer

For further information, please contact Neil Klompas, President and Chief Operating Officer of the Company, at (604) 678-1388.

Item 9:	Date of Report

October 13, 2022.

Cautionary Note Regarding Forward-Looking Statements

This report includes “forward-looking statements” or information within the meaning of applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this report include, but are not limited to, statements that relate to the expected benefits of the Redomicile Transactions; the anticipated commencement of trading of the Delaware Common Stock on the NYSE; and other information that is not historical information. When used herein, words such as “intention”, “subject to”, believes”, “propose”, “will”, “future”, “may”, “anticipates”, “pending”, “plans”, “potential”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors. Risks and uncertainties include, but are not limited to: the anticipated benefits of the Redomicile Transactions may not be achieved; the anticipated tax consequences and impact of the Redomicile Transactions to Zymeworks securityholders, Zymeworks and New Zymeworks may not materialize; risks relating to New Zymeworks following the Redomicile Transactions, including triggering provisions in certain agreements that require consent or may result in termination; publicity resulting from the Redomicile Transactions and impacts to the company’s business and share price; risks that the description of the transactions in external communications may not properly reflect the underlying legal and tax principles of the Redomicile Transactions; the benefits of being a U.S. corporation on efforts to commercialize zanidatamab may not be realized; changes in or interpretation of laws or regulations may prevent the realization of anticipated benefits from the Redomicile Transactions; risks associated with existing or potential lawsuits and regulatory actions; the impact of disputes arising with partners; and other risks and uncertainties as described in Zymeworks’ Annual Report on Form 10-K, as amended, and Quarterly Report on Form 10-Q and as described from time to time in Zymeworks’ other periodic filings as filed on SEDAR and EDGAR.

Although Zymeworks believes that such forward-looking statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events.